UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
August 1, 2017
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Mark E. Denman resigned his position as Executive Vice President - Acceptance Now of Rent-A-Center, Inc. (the “Company”) effective as of August 1, 2017. Mr. Denman was a named executive officer of the Company for the fiscal year ending December 31, 2016. Mr. Denman’s resignation is a termination without “cause” pursuant to Section 3(a) of the executive transition agreement between Mr. Denman and the Company. Accordingly, Mr. Denman is entitled to certain payments and benefits including:

•	unpaid but earned base salary through August 1, 2017;

•	a pro rata bonus calculated based upon Mr. Denman’s bonus, if any, for the year ended December 31, 2017; and

•	one and one half times the sum of Mr. Denman’s highest annual rate of salary during the previous 24 months.
The form of executive transition agreement to which Mr. Denman is a party is filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.
In addition, Mr. Denman will comply for a period of two (2) years with certain post-employment covenants, including non-compete and confidentiality obligations, pursuant to the loyalty and confidentiality agreement between Mr. Denman and the Company. The form of loyalty and confidentiality agreement to which Mr. Denman is a party is filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.
Joel M. Mussat, the Company’s Executive Vice President - Chief Operating Officer since May 2017, will assume responsibility for the Company’s Acceptance Now business, effective immediately. Mr. Mussat was previously employed by Vixxo Inc. as its Chief Operating Officer from January 2016 to April 2017. Mr. Mussat served as the Company’s Executive Vice President - Chief Omnichannel Officer from January 2014 until January 2016; Executive Vice President - Emerging Businesses from May 2012 until January 2014; Executive Vice President - Emerging Businesses and Strategic Planning from August 2011 until April 2012; Senior Vice President - Strategic Planning and New Business Development from December 2009 until August 2011; and as Vice President - Strategic Planning from December 2005 until December 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: August 4, 2017	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary